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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2004 (MAY 17, 2004)
                                                   ----------------------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
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         1-11570                                         13-3098275
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(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 17, 2004, Allied Healthcare International Inc. issued a press release announcing its earnings for the quarter ended March 31, 2004. A copy of the press release is attached to this Form 8-K.

         Exhibits:

         99.1     Press release, dated May 17, 2004.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2004

                                      ALLIED HEALTHCARE INTERNATIONAL INC.


                                      By:/s/ Charles F. Murphy
                                         --------------------------------------
                                         Name: Charles F. Murphy
                                         Title: Chief Financial Officer